UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 14, 2017

________________________________

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Capricor Therapeutics, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on June 14, 2017 at the Company’s principal executive offices located at 8840 Wilshire Blvd., Beverly Hills, California 90211.  At the Annual Meeting, the Company’s stockholders were asked to vote upon the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2017:

1.	The election of seven nominees to the Company’s Board of Directors to serve until the 2018 annual meeting of stockholders. The nominees for election were Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Louis Manzo, Earl M. (Duke) Collier, Jr. and Joshua Kazam;

2.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

3.	A non-binding advisory vote to approve the compensation of the Company’s named executive officers.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 18,185,184 shares of the 21,399,019 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Dr. Litvack, Dr. Marbán, and Messrs. Musket, Dunbar, Manzo, Collier, and Kazam, as directors of the Company to serve until the 2018 annual meeting of stockholders, and until his or her successor is elected, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Frank Litvack, M.D.	12,075,564	387,166	5,722,454
Linda Marbán, Ph.D.	12,437,088	25,642	5,722,454
David B. Musket	12,437,414	25,316	5,722,454
George W. Dunbar, Jr.	12,430,828	31,902	5,722,454
Louis Manzo	12,431,414	31,316	5,722,454
Earl M. (Duke) Collier, Jr.	12,354,629	108,101	5,722,454
Joshua Kazam	12,395,018	67,712	5,722,454

2.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,878,792	83,134	223,258	0

3.	The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,331,098	81,828	49,804	5,722,454

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: June 19, 2017	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer